UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

March 12, 2012
Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8708 Technology Forest Place, Suite 100 The Woodlands, Texas 77381
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On March 12, 2012, the Company issued a press release announcing it has signed an agreement with Carestream Tollcoating for the manufacture and distribution of UniPixel’s Diamond Guard™ protective cover films. Carestream Tollcoating is a premium provider of high-precision contract coating services and optical grade PET film, specializing in the application of aqueous and solvent coatings on flexible substrates for imaging, printed electronics, display, electronic component, nanotechnology, battery, and a variety of other flexible advanced material markets. Its global logistics network, with supply chain management and distribution capabilities in 56 countries offers worldwide end-to-end service from high precision coating through post-manufacturing.   The press release is included as Exhibit 99.1 to this Current Report on Form 8-K, incorporated by reference herein, and the description of the press release is qualified in its entirety by reference to such Exhibit.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

Exhibit Number	Description

99.1	Press Release dated March 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 12, 2012	By:	/s/ Reed Killion
		Name:	Reed Killion
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 12, 2012.